REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this "**Agreement**"), dated as of April 8, 2016, is by and among Regional Brands Inc. (f/k/a 4net Software, Inc.), a Delaware corporation (the "**Company**"), and the holders of the Company's securities listed on the signature pages hereto (referred to herein, collectively, as the "**Investors**" and, individually, as an "**Investor**").

The parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Securities Purchase Agreement, dated as of the date hereof (the "**Securities Purchase Agreement**"), by and among the Company and the investors referred to therein. As used in this Agreement, the following capitalized terms shall have the following meanings:

"**Commission**" means the Securities and Exchange Commission.

"**Common Stock**" means the common stock, par value $0.00001 per share, of the Company.

"**Company Indemnitee(s)**" shall have the meaning assigned to such term in Section 8(b).

"**Demand Registration**" shall have the meaning assigned to such term in Section 2(a) hereof.

"**Exchange Act**" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"**Holder**" means any Investor, or assignee or successor of an Investor, owning or having the right to acquire Registrable Securities. The terms "**hold,**" "**held**" and "**holding,**" when used with respect to Registrable Securities shall mean owning or having the right to acquire Registrable Securities.

"**Majority Holders**" means one or more Holders holding in the aggregate at least 50% of the Registrable Securities.

"**Participants**" means those Holders participating as selling securityholders pursuant to a Registration Statement as contemplated by Section 2, 3 or 4.

"**Participant Indemnitee(s)**" shall have the meaning assigned to such term in Section 8(a).

"**Person**" means an individual, partnership, corporation, limited liability company, business trust, unincorporated organization, joint venture, a government authority or other entity of whatever nature.

"**Prospectus**" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including any "free writing" prospectus and all material incorporated by reference in such prospectus.

"**Register**," "**registered**," and "**registration**" refers to a registration effected by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

"**Registrable Securities**" means (a) any Common Stock held by a Holder and (b) any Common Stock issued (or issued or issuable upon the conversion, exchange or exercise of any warrant, right or other security which is issued) with respect to, or in exchange for or in replacement of, any of the shares of Common Stock referred to in clause (a) above as a result of any stock split, stock dividend, recapitalization, reclassification, exchange or similar event or otherwise; provided, however, that any Registrable Securities sold by a Person in a transaction in which such Person's rights under this Agreement are not assigned shall cease to be Registrable Securities from and after the time of such sale. The number of Registrable Securities that are held by a Person or are outstanding shall be determined by the number of shares of Common Stock that are Registrable Securities and either are held by such Person or outstanding (as applicable) or are issuable upon the conversion, exchange or exercise of then convertible, exchangeable or exercisable securities that are held by such Person or outstanding (as applicable).

"**Registration Statement**" means any registration statement of the Company which covers any of the Registrable Securities pursuant to any of the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference in such registration statement.

"**Required Holders**" shall have the meaning assigned to such term in Section 2(a) hereof.

"**Securities Act**" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2. Demand Registration.

(a) Request for Registration. Subject to the provisions of Section 2(b) hereof and at any time from and after the date hereof, one or more Holders holding in the aggregate at least 25% of the outstanding Registrable Securities (the "**Required Holders**") may make a written request to the Company for registration under and in accordance with the provisions of the Securities Act of Registrable Securities held by such Holder or Holders (a "**Demand Registration**"). The Company shall, within five business days after receipt of such request, give written notice (the "**Notice**") of such request to all other Holders and will include in such registration all Registrable Securities with respect to which the Company receives written requests for inclusion therein within twenty (20) business days after it gives the Notice to the applicable Holder. Unless the Holder or Holders demanding the Demand Registration shall agree in writing, no other party, including the Company (but excluding another Holder of Registrable Securities that requests inclusion in accordance with the preceding sentence) shall be permitted to offer securities under any such Demand Registration. Notwithstanding the foregoing, if the Company shall furnish to the Holder or Holders requesting a registration pursuant to this Section 2 a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, a material acquisition or disposition by the Company is being negotiated, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders requesting such registration; provided, however, that the Company may not utilize this right (together with the right provided in Section 4(b)(iii)) more than once in any twelve (12) month period.

(b) Number of Registrations. The Required Holders are entitled to three (3) Demand Registrations regardless of the Person or Persons making the demand. The Company shall not be obligated to effect a Demand Registration during the one hundred eighty (180) day period commencing with the effective date of the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act after the date hereof. The Company shall not be deemed to have effected a Demand Registration unless and until such Demand Registration is declared effective by the Commission. For purposes of this Section 2, a Registration Statement shall not be counted as a Demand Registration if, as a result of an exercise of the underwriters' cut-back provisions, less than 75% of the total number of Registrable Securities that the Holders have requested to be included in such Registration Statement are so included.

(c) Priority on Demand Registrations. If the managing underwriter or underwriters of a Demand Registration advise the Company in writing that in its or their opinion the number of Registrable Securities proposed to be sold in such Demand Registration exceeds the number of securities which can be sold in such offering without a material adverse effect on such offering, the Company will include in such registration only the number of securities which, in the opinion of such underwriter or underwriters, can be sold, selected pro rata (based on the number of shares requested to be included) among the Holders which have requested shares to be included in such Demand Registration pursuant to this Section 2; provided, that any securities that the Required Holders have agreed may be included in such Demand Registration by the Company or any security holder other than a Holder shall be cut back first.

(d) Selection of Underwriters and Counsel. If any Demand Registration is an underwritten offering, the Required Holders will select the investment banker or bankers and manager or managers to administer the offering and one counsel to the sellers of such Registrable Securities in such offering and the right of any Holder to registration shall be conditioned upon such Holder's participation in such underwriting; provided, however, that such investment bankers and managers be reasonably acceptable to the Company; provided, further, that no Holder participating in such underwriting shall be required to make any representations or warranties except as they relate to such Holder's ownership of Registrable Securities and authority to enter into the underwriting agreement (including as to the execution, delivery and enforceability thereof) and to such Holder's intended method of distribution, or to agree to indemnify the Company, the underwriters or any other Person thereunder on terms other than terms that are substantially similar to those set forth in Section 8 below. Subject to the provisions of Section 7, the Company shall pay the reasonable fees and expenses of one such counsel to the sellers of such Registrable Securities incurred in connection with reviewing and otherwise acting in connection with the Registration Statement relating to such underwritten public offering. If any Holder who has requested inclusion of its Registrable Securities in such Registration Statement as provided above disapproves of the terms of the underwriting, such Holder may elect, by written notice to the Company, to withdraw its Registrable Securities from such Registration Statement and underwriting; provided, that an election by such Holder shall not affect the status of such Registration Statement as a Demand Registration.

3. Piggyback Registration Rights.

(a) If the Company at any time or from time to time after the date hereof proposes to register any securities under the Securities Act either for its own account or the account of any selling security holders (other than (i) a registration statement on Forms S-4 or S-8 or any successor or similar forms or (ii) a registration on any form that does not permit secondary sales), it will give written notice to each of the Holders of its intention at least twenty (20) days in advance of the filing of any registration statement with respect thereto. Upon the written request of a Holder given within fifteen (15) days after receipt of such notice, the Company, subject to Section 3(b) below, will use its best efforts to include in such registration, and in any underwriting involved therein, all the Registrable Securities included in such request.

(b) Underwritten Offerings.

(i) In the case of an underwritten offering by the Company of securities, each Holder shall, with respect to Registrable Securities that such Holder then desires to sell, enter into an underwriting agreement with the same underwriters engaged by the Company with respect to securities being offered by the Company and the Company shall cause such underwriters to include in any such underwriting all of the Registrable Securities that a Holder then desires to sell; provided, however, that no Holder participating in such underwriting shall be required to make any representations or warranties except as they relate to such Holder's ownership of Registrable Securities and authority to enter into the underwriting agreement (including as to the execution, delivery and enforceability thereof) and to such Holder's intended method of distribution, or to agree to indemnify the Company, the underwriters or any other Person thereunder on terms other than terms that are substantially similar to those forth in Section 8 below.

(ii) If the managing underwriter or underwriters with respect to such underwritten offering advise the Company in writing that in its or their opinion the number of securities proposed to be offered by selling security holders in such registration exceeds the number of securities which can be sold in such offering without a material adverse effect on such offering, the Company will include in such registration only the number of securities of such selling security holders which, in the opinion of such underwriter or underwriters, can be sold, selected, first, from the Holders participating in such offering, pro rata, based on the number of Registrable Securities such Holders have requested to be included therein, and, next, to the extent available, among any other selling security holders on a pro-rata basis.

4. Form S-3 Registration. If the Company receives from any Holder or Holders of Registrable Securities a written request that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

(b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 4:

(i) if Form S-3 is not available for such offering by the Holders; or

(ii) if the Holders propose to sell Registrable Securities at an aggregate price to the public of less than Two Hundred Fifty Thousand Dollars ($250,000); or

(iii) if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, a material acquisition or disposition by the Company is being negotiated, in which event the Company shall have the right to defer the filing for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 4; provided, however, that the Company may not utilize this right (together with the right provided in Section 2(a)) more than once in any twelve (12) month period.

(c) Subject to the foregoing, the Company shall file a Registration Statement on Form S-3 covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Holder or Holders. Registrations effected pursuant to this Section 4 shall not be counted as Demand Registrations. Subject to the provisions of

Section 4(b) hereof, the Holders shall be entitled to an unlimited number of registrations on Form S-3. The Company shall not be deemed to have effected a registration on Form S-3 unless and until such registration is declared effective by the Commission.

5. Company Obligations. If and whenever the Company is required by the provisions of Sections 2 or 4 to effect a registration under the Securities Act and whenever Holders have requested inclusion in a registration under Section 3, the Company will, at its expense, as expeditiously as practicable:

(a) In accordance with the Securities Act and the rules and regulations of the Commission, use best efforts to prepare and file with the Commission a Registration Statement on an appropriate form with respect to the Registrable Securities and use its best efforts to cause such Registration Statement to become and remain continuously effective until the earlier of (i) all of the Registrable Securities covered by such Registration Statement having been sold in accordance with the intended methods of distribution of the seller or sellers set forth in such Registration Statement and (ii) three years after such Registration Statement has been declared effective; provided, that if for any portion of such three-year period the Registration Statement is not effective, then such three-year requirement for maintaining the effectiveness of the Registration Statement shall be extended by the length of such interruption(s); the Company shall prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus contained therein as may be necessary to keep such Registration Statement effective and such Registration Statement and Prospectus accurate and complete in all material respects during such period; and, a reasonable time before filing such Registration Statement or any such amendment or supplement, the Company shall furnish to the Holders copies of all such documents proposed to be filed and shall incorporate therein any reasonable comments of any Holder;

(b) Furnish to each Holder participating in such registration (each of such Persons being referred to herein as a "Participant" in such registration) such reasonable number of copies of the Registration Statement and Prospectus (including a preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such Participant may reasonably request in order to facilitate the public offering of the Registrable Securities;

(c) Use best efforts to register or qualify the Registrable Securities covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions as such Participants may reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Participants to consummate the public sale or other disposition in such states of the Registrable Securities owned by the Participants, provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in connection with any such registration or qualification of such Registrable Securities;

(d) Notify the Participants in such registration, promptly after it shall receive notice thereof, of the date and time when such Registration Statement and each post-effective

amendment thereto has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

(e) Notify the Participants in such registration promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

(f) Prepare and file with the Commission, promptly upon the request of any Participant in such registration, any amendments or supplements to such Registration Statement or Prospectus which, in the reasonable opinion of counsel for such Participants, is required under the Securities Act in connection with the distribution of the Registrable Securities by such Participants or to otherwise comply with the requirements of the Securities Act;

(g) Prepare and promptly file with the Commission, and promptly notify the Participants in such registration of the filings of, such amendments or supplements to such Registration Statement or Prospectus as may be necessary to correct any statements or omissions if any event has occurred as the result of which any such Registration Statement, Prospectus or any other Prospectus then in effect, including any document incorporated or deemed to be incorporated therein by reference, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances then existing, not misleading, and promptly notify the Participants of any such event;

(h) Advise the Participants in such registration, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(i) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to the Company's security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act in the time periods required;

(j) Make available upon reasonable notice and during normal business hours, for inspection by the Participants, any underwriter participating in any distribution pursuant to such Registration Statement and any attorney, accountant or other agent retained by the Participants or underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement;

(k) Use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

(l) Use its best efforts to obtain from its counsel an opinion or opinions in customary form;

(m) Provide a transfer agent and registrar (which may be the same entity) for such Registrable Securities not later than the effective date of such Registration Statement;

(n) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter;

(o) List such Registrable Securities on any national securities exchange or automated quotation system on which shares of the Common Stock are then listed or quoted;

(p) In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be materially detrimental to the Company, the Company shall notify all Participants to such effect, and, upon receipt of such notice, each such Participant shall immediately discontinue any sales of Registrable Securities pursuant to such Registration Statement until such Participant has received copies of a supplemented or amended Prospectus or until such Participant is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 5(p) to suspend sales of Registrable Securities for a period in excess of 30 days consecutively or 90 days in any 365-day period; and

(q) Subject to all the other provisions of this Agreement, use its best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

6. Holder Obligations.

(a) Upon making a request pursuant to Section 2, 3 or 4, the Holder shall specify the number of shares of Registrable Securities to be registered on its behalf and the intended method of distribution thereof; provided, however, upon making a request pursuant to Section 2, if the Required Holders specify one particular type of underwritten offering, such method of distribution shall be the type of underwritten offering used in connection with the distribution of the Registrable Securities pursuant to such Registration Statement.

(b) The Company may require the Holders included in any such registration to furnish to the Company such information in writing regarding themselves and the distribution of Registrable Securities as the Company may from time to time reasonably request in writing in order to comply with the Securities Act. Such Holders agree to notify the Company as promptly as practicable of any inaccuracy or change in information they have previously furnished to the Company.

(c) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of a kind described in Section 5(g) or (h), such Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until such Holder's receipt of copies of any necessary amendment or supplement to such Registration Statement or the Prospectus contained therein or its receipt of notice from the Company that no such amendment or supplement is required.

7. Expenses of Registration. (a) Subject to Section 7(b), all expenses of the Company and the Holders in complying with their obligations pursuant to this Agreement and in connection with each registration of Registrable Securities shall be borne by the Company, including, without limitation:

(i) all registration, filing, qualification and listing fees;

(ii) fees and expenses of compliance with all securities or blue sky laws (including fees and disbursements of counsel for the Company in connection with blue sky qualifications of the Registrable Securities);

(iii) printing, messenger, telephone and delivery expenses;

(iv) fees and disbursements of counsel for the Company and its independent auditors; and

(v) fees and disbursements of one counsel to the selling Holders up to a maximum of $50,000.

(b) All underwriting discounts and selling commissions applicable to the Registrable Securities shall be borne by the Holders selling such Registrable Securities in proportion to the number of Registrable Securities sold by each such Holder.

(c) If the Required Holders request a Demand Registration pursuant to Section 2 of this Agreement and thereafter voluntarily withdraw such request, the Required Holders shall bear the expenses of the Company referred to Section 7(a) in connection with such request (and such request and any actions by the Company pursuant thereto shall not be counted as one of the Demand Registrations to which the Holders are entitled under this Agreement), unless, by notice to the Company, the Required Holders elect to have such request count as one of the Demand Registrations to which the Holders are entitled hereunder, in which case all of the Company's expenses in connection with such request shall be borne by the Company; provided, however, that if (i) at the time of such withdrawal, the Required Holders have learned of a material adverse change in the condition (financial or otherwise), business or prospects of the Company or the financial markets from that known to the Required Holders at the time of their request or (ii) such withdrawal is at the request of, caused by, or the result of an unreasonable delay by the Company, then the Required Holders shall not be required to pay any such expenses and such request shall not be counted as one of the Demand Registrations to which the Holders are entitled under this Agreement.

8. Indemnification and Contribution.

(a) Indemnification by the Company. Whenever, pursuant to Section 2, 3 or 4, a Registration Statement relating to the Registrable Securities is filed under the Securities Act, the Company will (except as to matters covered by Section 8(b) hereof) indemnify and hold harmless each Participant in the registration, each of their respective officers, directors, members, managers, partners and employees, each underwriter of Registrable Securities, and each Person, if any, who controls any such Participant or underwriter within the meaning of the Securities Act or the Exchange Act (collectively, the "**Participant Indemnitees**" and, individually, a "**Participant Indemnitee**"), against any and all losses, claims, damages, liabilities, costs and expenses (including reasonable attorneys' fees), joint or several, to which such Participant Indemnitees, or any of them, may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages, liabilities, cost or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, in light of the circumstances under which they were made) not misleading, unless any such statement or omission is based on and in conformity with written information provided by the Participant Indemnitee specifically for inclusion in such Registration Statement or Prospectus, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of any of its obligations under this Agreement or with the Registration Statement or the offering contemplated thereby, and will reimburse each Participant Indemnitee for all legal and other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability, cost, expense or action.

(b) Indemnification by Participants. Each Participant in such registration will, severally and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement and each other Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively, the "**Company Indemnitees**" and, individually, a "**Company Indemnitee**") and each other Participant Indemnitee against any and all losses, claims, damage, liabilities, costs and expenses (including reasonable attorneys' fees), joint or several, to which any of the Company Indemnitees or the other Participant Indemnitees may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages, liabilities, costs or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, in light of the circumstances under which they were made) not misleading, but only if, and to the extent that, such statement or omission is based on and in conformity with written information furnished to the Company by such Participant specifically for inclusion in such Registration Statement or Prospectus; provided, however, no Participant shall have any liability hereunder in excess of the net proceeds actually received by such Participant from its sale of Registrable Securities under such Registration Statement.

(c) Indemnification Procedures. Promptly after receipt by a Participant Indemnitee or a Company Indemnitee (collectively, "**Indemnitees**" and, individually, an "**Indemnitee**") of notice of the commencement of any action, such Indemnitee will, if a claim in respect thereof is to be made against the indemnifying party under Section 8(a) or 8(b), notify the indemnifying party in writing of the commencement thereof, but any failure or delay in notifying the indemnifying party will not relieve the indemnifying party from any liability which it may have to any Indemnitee hereunder unless the indemnifying party is materially prejudiced by such delay. The indemnifying party shall be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnitee, and after notice from the indemnifying party to such Indemnitee of its election to assume the defense thereof, the indemnifying party shall not be liable to such Indemnitee for any legal or other expenses subsequently incurred by such Indemnitee in connection with the defense thereof other than reasonable costs of investigation. The Indemnitee shall have the right to employ one counsel per jurisdiction to represent such Indemnitee in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnitee unless, in the reasonable judgment of such Indemnitee, it is advisable for such party to be represented by separate counsel because separate defenses are available, or because a conflict of interest exists between such Indemnitee and indemnifying party in respect of such claim, or because the indemnifying party shall have failed promptly to assume the defense of such action and to employ counsel reasonably satisfactory to the Indemnitee, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. Notwithstanding the foregoing, if the Company is an Indemnitee, the Company shall designate the one counsel, and in all other circumstances, the one counsel shall be designated by a majority in interest based upon the Registrable Securities of the Indemnitees. No indemnifying party may settle or compromise, or consent to the entry of any judgment with respect to, any claim without the prior written consent of the Indemnitee, unless such settlement, compromise or judgment includes a full and unconditional release of such Indemnitee from any and all liability in respect of such claim and involves solely the payment of monetary damages. No Indemnitee may settle or compromise, or consent to the entry of any judgment with respect to, any claim without the prior written consent of the indemnifying party, not to be unreasonably withheld, conditioned or delayed.

(d) Contribution. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an Indemnitee, then the indemnifying party shall contribute to the amount paid or payable by the Indemnitee as a result of such losses, claims, damages, liabilities, costs or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the Indemnitee on the other from the registration or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the Indemnitee on the other but also the relative fault of the indemnifying party and the Indemnitee as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by or on behalf of the indemnifying party or the Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Participants agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by

pro rata allocation or by any other method of allocation which does not take account of the equitable considerations described above. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary contained herein, no Participant shall be required to contribute any amount in excess of the net proceeds actually received by such Participant from its sale of Registrable Securities under the applicable Registration Statement and the Company shall be required to contribute any amount in excess of such proceeds.

(e) The provisions of this Section 8 shall survive the completion of any offering of Registrable Securities and the termination of this Agreement. The indemnity and contribution agreements contained in this Section 8 are in addition to any liability that an indemnifying party may have to an Indemnitee.

9. Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(i) make and keep current public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(ii) take such action as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities;

(iii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iv) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 under the Securities Act (at any time after the effective date of the first registration statement filed by the Company) and the Exchange Act (at any time after it has become subject to such reporting requirements) or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

10. Termination. This Agreement shall terminate and shall be of no further force or effect on the tenth (10th) anniversary of the date hereof.

11. Assignment. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned, in whole or in part, by a Holder to one or more of its Affiliates, provided that any such transferee delivers to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed on Holders under this Agreement to the same extent as if such transferee was a party hereto.

12. Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

13. Amendment and Modification; Waiver. This Agreement may be amended, modified or supplemented, and any provision herein may be waived, in any respect only by written agreement by the Company and the Majority Holders; provided, however, that no amendment or waiver that disproportionately and adversely affects a Holder in its capacity as a holder of Registrable Securities without similarly affecting all Holders of Registrable Securities shall be effective without such adversely affected Holder's approval. Any amendment to this Agreement adopted in accordance with the provisions of this Section shall be binding on all of the parties to this Agreement.

14. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof to the extent that the general application of the laws of another jurisdiction would be required thereby.

15. Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

16. Notices. All notices, requests, demands, instructions or other documents or communications to be given under this Agreement shall be given in accordance with the Securities Purchase Agreement. With respect to any Investor that is not a party to the Securities Purchase Agreement, notice shall be given to such Investor in accordance with the Securities Purchase Agreement at such Investor's address set forth on the signature pages hereto.

17. Headings; Execution in Counterparts. The headings and captions contained herein are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. Facsimile or .pdf signatures shall have the same force and effect as original signatures.

18. Entire Agreement. This Agreement, including any exhibits and schedules hereto and the documents and instruments referred to herein and therein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

19. Attorneys' Fees. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or

prevailing party or parties shall be entitled to recover such reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled, as may be ordered in connection with such proceeding.

20. Limitation on Subsequent Registration Rights. After the date of this Agreement, the Company shall not, without the prior written consent of the Majority Holders, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior to or pari passu with the registration rights of the Holders as provided in this Agreement.

21. Successors and Assigns. This Agreement shall be binding upon the parties hereto and their successors and permitted assigns. The Company may not assign any of its rights or delegate any of its obligations hereunder without the prior written consent of the Majority Holders.

[Signatures begin on the following page.]

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto as of the date first above written.

REGIONAL BRANDS INC.

By:____________________________
Name: Steven N. Bronson
Title: Director

INVESTORS:

MERLIN PARTNERS LP

By: Ancora Advisors LLC, its general partner

By: ____________________________
Name:
Title:

ANCORA CATALYST FUND LP

By: Ancora Advisors LLC, its general partner

By: ____________________________
Name:
Title:

____
Steven Bronson

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto as of the date first above written.

REGIONAL BRANDS INC.

By:_____________________________________
Name:
Title:

INVESTORS:

MERLIN PARTNERS LP

By: Ancora Advisors LLC, its general partner

By: _____________________________________
Name: Brian Hopkins
Title: Managing Director

ANCORA CATALYST FUND LP

By: Ancora Advisors LLC, its general partner

By: _____________________________________
Name: Brian Hopkins
Title: Managing Director

____
Steven Bronson